UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2014

LATITUDE 360, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-138111	20-5587756
(Commission File Number)	(I.R.S. Employer Identification No.)

6022 San Jose Blvd., Jacksonville, FL    32217

(Address of principal executive offices)

(972) 771-4205

(Issuer's telephone number)

4232 E. Interstate 30, Rockwall, Texas 75087

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

1

Item 4.01 Change in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm.

(a) On August 18, 2014, Latitude 360, Inc. (fka Kingdom Koncrete, Inc.) (the “Registrant” or the “Company”) notified The Hall Group, CPA’s (“Hall”) that it was dismissed as the Registrant’s independent registered public accounting firm. The decision to dismiss Hall as the Company’s independent registered public accounting firm was approved and ratified by the Company’s Board of Directors effective as of August 18, 2014.  Except as noted in the paragraph immediately below, the reports of Hall on the Company’s financial statements at December 31, 2013 and for the three months then ended March 31, 2014 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Hall on the Company’s financial statements as of December 31, 2013 and for the three months then ended contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has negative working capital that raised doubt about its ability to continue as a going concern.

As of December 31 2013 and for the three months ended March 31, 2014 and from December 31, 2013 through August 18, 2014, the Company has not had any disagreements with Hall on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Hall’s  satisfaction, would have caused them to make reference thereto in the reports on the Company’s  financial statements for such periods.

As of December 31 2013 and for the three months ended March 31, 2014 and for the period from December 31, 2013 through August 18, 2014, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Hall with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Hall is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On August 18, 2014  (the “Engagement Date”), the Company engaged Jonathon P. Reuben, CPA An Accountancy Corporation (“Reuben”) as its independent registered public accounting firm for the fiscal year ending December 31, 2014. The decision to engage Reuben as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors. During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Reuben regarding either:

1.   the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Reuben concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.  any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from The Hall Group, CPA’s
2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 18, 2014

LATITUDE 360, Inc.

By:	/s/ Brent W. Brown
Brent W. Brown, CEO

3